Filed Pursuant to Rule 497(a)

File No. 333-223999

Rule 482 AD

Investcorp Credit Management BDC, Inc. Announces Public Offering of Additional 6.125% Notes Due 2023

New York, New York – October 15, 2019 – Investcorp Credit Management BDC, Inc. (formerly CM Finance Inc) (the “Company”) (NASDAQ: ICMB) announced today that it is offering, subject to market and other conditions, additional 6.125% Notes due 2023 (the “Notes”) in a public offering. The Notes constitute a further issuance of, rank equally in right of payment with, and form a single series with the $34.5 million in aggregate principal amount of the 6.125% Notes due 2023 that the Company initially issued on July 2, 2018 and July 12, 2018 (the “Existing Notes”).

The Existing Notes currently trade on the NASDAQ Global Select Market under the symbol “CMFNL.” The Company intends to list the additional Notes under the same trading symbol. In addition, the Company intends to grant the underwriters for the offering a 30-day option to purchase additional Notes representing 15% of the offered amount of Notes from the Company to cover over-allotments, if any. The Notes have received a private rating of BBB- from Egan-Jones Ratings Company.*

The Company intends to use a portion of the net proceeds from the offering to repay outstanding indebtedness under its existing senior secured revolving financing facility (the “Revolving Financing”) with UBS AG, London Branch. However, the Company may re-borrow under the Revolving Financing and use such borrowings to invest in middle market companies in accordance with its investment objective and strategies and for working capital and general corporate purposes. As of October 11, 2019, there were $19.0 million in borrowings outstanding under the Revolving Financing, which generally bears interest at a rate per annum equal to one-month LIBOR plus 3.15%. The Company intends to use any remaining net proceeds from the offering to fund investments in middle market companies in accordance with its investment objective and for other general corporate purposes.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc., Janney Montgomery Scott LLC, and BB&T Capital Markets, a division of BB&T Securities, LLC, are acting as book-running managers for the offering.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated October 15, 2019, and accompanying prospectus, dated April 10, 2019, each of which has been filed with the U.S. Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the U.S. Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Ladenburg Thalmann, Attn: Syndicate Department, 277 Park Ave, 26th Floor, New York, NY 10172, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541).

* A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

About Investcorp Credit Management BDC, Inc.

The Company is an externally-managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through debt and related equity investments by targeting investment opportunities with favorable risk-adjusted returns. The Company seeks to invest primarily in middle-market companies that have annual revenues of at least $50mm and earnings before interest, taxes, depreciation and amortization of at least

$15mm. The Company’s investment activities are managed by its investment adviser, CM Investment Partners LLC. To learn more about Investcorp Credit Management BDC, Inc., please visit www.icmbdc.com.

Forward-Looking Statements

Statements included herein may contain “forward-looking statements,” which relate to future performance or financial condition. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein, except as required by law. All forward-looking statements speak only as of the date of this press release.

CONTACT:	Investcorp Credit Management BDC, Inc.
Investor Relations
Email: icmbinvestorrelations@investcorp.com
Phone: 212-257-5199